UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2023, FS Credit Real Estate Income Trust, Inc. (the “Company”) entered into six separate amendments to six separate guaranties pertaining to six different master repurchase agreements (repos). Each amendment makes an identical modification to the required ratio level for the relevant guaranty’s interest expense coverage financial covenant given by the Company as guarantor. The coverage level has been reduced from 1.5x to 1.3x for the period from January 1, 2024 to June 30, 2024, and from 1.5x to 1.4x thereafter.

MS-1 Repo Guaranty Amendment

The Company entered into the First Amendment to Guaranty among Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), Morgan Stanley Bank, N.A (“MSBNA”), and the Company, amending the Guaranty dated as of October 13, 2022 by the Company, as guarantor, in favor of MSMCH, as administrative agent. The Guaranty was made pursuant to the Master Repurchase Agreement dated as of October 13, 2022, among MSMCH, MSBNA, and FS CREIT Finance MS-1 LLC, as seller. The material terms of the First Amendment to Guaranty described here are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

BMO-1 Repo Guaranty Amendment

The Company entered into Amendment No. 1 to Guaranty between Bank of Montreal and the Company, amending the Limited Guaranty dated as of March 3, 2023 by the Company, as guarantor, in favor of Bank of Montreal. The Limited Guaranty was made pursuant to the Master Repurchase Agreement dated as of March 3, 2023, between FS CREIT Finance BMO-1 LLC, as seller, and Bank of Montreal, as buyer. The material terms of Amendment No. 1 to Guaranty described here are qualified in their entirety by the agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

NTX-1 Repo Guaranty Amendment

The Company entered into the First Amendment to Guaranty between Natixis, New York Branch and the Company, amending the Guaranty dated as of November 10, 2022 by the Company, as guarantor, in favor of Natixis. The Guaranty was made pursuant to the Master Repurchase Agreement and Securities Contract dated as of November 10, 2022, between FS CREIT Finance NTX-1 LLC, as seller, and Natixis, as buyer. The material terms of the First Amendment to Guaranty described here are qualified in their entirety by the agreement attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

BB-1 Repo Guaranty Amendment

The Company entered into the Fourth Amendment to Guaranty between Barclays Bank PLC and the Company, amending the Guaranty dated as of February 22, 2021, by the Company, as guarantor, in favor of Barclays. The Guaranty was made pursuant to the Master Repurchase Agreement dated as of February 22, 2021, between FS CREIT Finance BB-1 LLC, as seller, and Barclays, as purchaser. The material terms of the Fourth Amendment to Guaranty described here are qualified in their entirety by the agreement attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

WF-1 Repo Guarantee Amendment

The Company entered into Amendment No. 6 to Guarantee Agreement between Wells Fargo Bank, National Association and the Company, amending the Guaranty dated as of August 30, 2017, by the Company, as guarantor, in favor of Wells Fargo. The Guaranty was made pursuant to the Master Repurchase and Securities Contract dated as of August 30, 2017, between FS CREIT Finance WF-1 LLC, as seller, and Wells Fargo, as buyer. The material terms of the Amendment No. 6 to Guarantee Agreement described here are qualified in their entirety by the agreement attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

GS-1 Repo Guarantee Amendment

The Company entered into the Seventh Amendment to Guarantee Agreement between Goldman Sachs Bank USA and the Company, amending the Guarantee Agreement dated as of January 26, 2018 by the Company, as guarantor in favor of Goldman Sachs. The Guarantee was made pursuant to the Uncommitted Master Repurchase and Securities Contract Agreement dated as of January 26, 2018 between FS CREIT Finance GS-1 LLC, as seller, and Goldman Sachs, as buyer. The material terms of the Seventh Amendment to Guarantee Agreement described here are qualified in their entirety by the agreement attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	First Amendment to Guaranty, dated as of December 14, 2023, by and between Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley Bank, N.A, and such other financial institutions from time to time party to the Master Repurchase Agreement, and FS Credit Real Estate Income Trust, Inc.

10.2	Amendment No. 1 to Guaranty, dated as of December 14, 2023, by and between Bank of Montreal and FS Credit Real Estate Income Trust, Inc.

10.3	First Amendment to Guaranty, dated as of December 14, 2023, by and between FS Credit Real Estate Income Trust, Inc. and Natixis, New York Branch

10.4	Fourth Amendment to Guaranty, dated as of December 14, 2023, by and between FS Credit Real Estate Income Trust, Inc. and Barclays Bank PLC

10.5	Amendment No. 6 to Guarantee Agreement, dated as of December 14, 2023, by and between FS Credit Real Estate Income Trust, Inc. and Wells Fargo Bank, National Association

10.6	Seventh Amendment to Guarantee Agreement, dated as of December 14, 2023, by and between Goldman Sachs Bank USA and FS Credit Real Estate Income Trust, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: December 20, 2023	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary